Exhibit 10.29

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 20

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 14th day of December 2011, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and

WHEREAS, Customer desires to exercise two (2) Option Aircraft under Letter Agreement 6-1162-RRO-1062 to the Purchase Agreement and reschedule the delivery of such Aircraft as identified in the table below:

Existing Delivery Dates of Option Aircraft	Revised Delivery Dates of Exercised Option Aircraft
[*]	[*]
[*]	[*]

WHEREAS, Customer desires to reschedule the delivery dates of two (2) Option Aircraft under Letter Agreement 6-1162-RRO-1062 to the Purchase Agreement as shown in the table below:

Existing Delivery Dates of Option Aircraft	Revised Delivery Dates of Option Aircraft
[*]	[*]
[*]	[*]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	1	SA 20

BOEING PROPRIETARY

WHEREAS, Customer desires to re-schedule the delivery of certain Block C and D firm Aircraft and certain Block B conditional firm Aircraft as identified in the table below:

Manufacturer’s Serial Number	Aircraft Block	Current Delivery Dates of Aircraft	Revised Delivery Dates of Aircraft
41736	D	[*]	[*]
41737	D	[*]	[*]
41750	C	[*]	[*]
40671	B	[*]	[*]
40672	B	[*]	[*]
40673	B	[*]	[*]
40676	B	[*]	[*]
40679	B	[*]	[*]
40682	B	[*]	[*]

WHEREAS, Customer desires to accelerate the delivery dates of two (2) Block B conditional firm Aircraft as identified in the table below, and Customer agrees, with respect to these two Aircraft, to remove the special condition (reference Letter Agreement 6-

1162-RRO-1068), resulting in these two Aircraft becoming firm Aircraft upon execution of this Supplemental Agreement No. 20:

Manufacturer’s Serial Number	Aircraft Block	Current Delivery Dates of Aircraft	Revised Delivery Dates of Aircraft
40674	B	[*]	[*]
40675	B	[*]	[*]

WHEREAS, the parties agree to amend the Purchase Agreement concerning the Option Aircraft base year price changes as reflected in paragraph 5 herein.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	2	SA 20

BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the

Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 20.

2.	Add a new Table 1-A to incorporate the two Block B conditional firm Aircraft, MSNs 40674 and 40675, as firm Aircraft, with delivery dates of [*]and [*], respectively.

3.

Remove and replace, in its entirety, the “Table 1-B” with the revised Table 1-B attached hereto to reflect (i) the removal of MSNs 40674 and 40675 and (ii) the revised delivery dates and advance payments of the rescheduled Aircraft.

4.

Customer and Boeing hereby acknowledge and confirm that the two (2) Option Aircraft under Letter Agreement 6-1162-RRO-1062 with delivery months [*] and [*] (rescheduled under this Supplemental Agreement No. 20 to [*] and [*], respectively) are hereby exercised by this Supplemental Agreement No. 20 and will be collectively classified as Block C Aircraft (Block C). [*]. Remove and replace, in its entirety, the “Table 1-C2” with the revised Table 1-C2 attached hereto to reflect the delivery dates and advance payments as a result of (i) the exercise of two (2) Option Aircraft, (ii) the rescheduling of those two (2) exercised Option Aircraft as Block C Aircraft and (iii) the rescheduling of the Block C Aircraft bearing MSN 41750 from [*] to [*].

5.

Remove and replace, in its entirety, Letter Agreement FED-PA-LA-1000790R2 entitled “Special Matters for Block C Aircraft” with FED-PA-LA-1000790R3 entitled “Special Matters for Block C Aircraft” to provide [*].

6.

Remove and replace, in its entirety, the “Table 1-D” with the revised Table 1-D attached hereto to reflect the delivery dates and advance payments of the two (2) Block D Aircraft rescheduled by this Supplemental Agreement No. 20.

7.

Remove and replace, in its entirety, the Attachment to Letter 6-1162-RRO-1062 with the revised Attachment to Letter 6-1162-RRO-1062 attached hereto to reflect the delivery dates, pricing and advance payments as a result of (i) the exercise of the two (2) Option Aircraft under paragraph 4. above and (ii) the rescheduling the two (2) Option Aircraft with delivery months of [*] and [*] to [*] and [*], respectively.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	3	SA 20

BOEING PROPRIETARY

8.	Add letter agreement 6-1162-SCR-137, 777F Miscellaneous Matters to the Purchase Agreement to reflect certain business considerations related to this Supplemental Agreement No. 20.

9.

Customer and Boeing acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R6 entitled “[*]” is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R7 entitled “[*]”.

10.	As a result of the changes incorporated in this Supplemental Agreement No. 20, excess advance payments in the amount of [*] are currently held by Boeing. Customer and Boeing agree that [*].

11.

This Supplemental Agreement No. 20 shall not be effective unless (i) executed and delivered by Customer and Boeing on or prior to December 15, 2011 and (ii) Customer and Boeing execute and deliver Purchase Agreement No. 3712 for the purchase of 767-300F aircraft on or before December 15, 2011.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	Vice President

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	4	SA 20

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA NUMBER
ARTICLES

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	20
1B	Block B Conditional Firm Aircraft Information Table	20
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	5	SA 20

BOEING PROPRIETARY

		SA NUMBER
LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[*]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[*]

6-1162-RRO-1062	Option Aircraft	4

	Attachment to Letter 6-1162-RRO-1062	20

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision – Block B Aircraft	4

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*]	20

6-1162-SCR-137	777F Miscellaneous Matters	20

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. No. 3157	6	SA 20

BOEING PROPRIETARY

DATED AS OF:
SUPPLEMENTAL AGREEMENTS

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December __, 2011

P.A. No. 3157	7	SA 20

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

December 14, 2011

6-1162-RRO-1144R7

Federal Express Corporation

2955 Republican Drive

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director – Aircraft Acquisitions & Sales

Subject:	[*]

Reference:	Supplemental Agreement No. 8, Nos. 13 through No. 16, and No. 18 through No. 20 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)

Dear Mr. Burkhart:

In consideration of the strong business relationship between Boeing and Customer and Customer executing Supplemental Agreements No. 8, Nos. 13 through No. 16, and No. 18 through No. 20, Boeing has agreed to [*].

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. 3157, 6-1162-RRO-1144R7	SA-20
[*]	Page 1
BOEING PROPRIETARY

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in any way unless specifically agreed to in writing by Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ STUART C. ROSS

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14 , 2011

FEDERAL EXPRESS CORPORATION

By:	/s/ PHILLIP C. BLUM

Its:	Vice President

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. 3157, 6-1162-RRO-1144R7	SA-20
[*]	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA—LA-1000790R3

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject: Special Matters for Block C Aircraft

Reference: Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

9.	ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

10.	ASSIGNMENT

[*] and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

P.A. 3157, FED-PA-LA-1000790R3	SA-20
Special Matters for Block C Aircraft	Page 1
BOEING PROPRIETARY

11.	PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall, except as required by law, in any manner advertise or make any public statement regarding Customer’s purchase of the Block C Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party, except as may be authorized in writing by an authorized officer of the other Party or as set forth in the Confidential Treatment paragraph below.

Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

12.	EFFECTIVENESS

This letter agreement shall not become effective unless and until Supplemental Agreement No. 20 becomes effective.

P.A. 3157, FED-PA-LA-1000790R3	SA-20
Special Matters for Block C Aircraft	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ STUART C. ROSS

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 14 , 2011

FEDERAL EXPRESS CORPORATION

By:	/s/ PHILLIP C. BLUM

Its:	Vice President

P.A. 3157, FED-PA-LA-1000790R3	SA-20
Special Matters for Block C Aircraft	Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1162-SCR-137

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	777F Miscellaneous Matters

Reference:	Purchase Agreement No. 3157 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[*]

2.	[*]

3.	[*]

4.    Entire Agreement. This Agreement and the Purchase Agreement contain the entire agreement between the parties and supersede all previous proposals, understandings, commitments or representations, oral or written, with respect to the subject matter hereof.

5.    Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-SCR-137	December 12, 2011
777F Miscellaneous Matters	Page 1
BOEING PROPRIETARY

AGREED AND ACCEPTED this

December 14, 2011
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ STUART C. ROSS	/s/ PHILLIP C. BLUM
Signature	Signature

Stuart C. Ross	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President
Title	Title

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-SCR-137	December 12, 2011
777F Miscellaneous Matters	Page 2
BOEING PROPRIETARY